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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report: July 25, 1997           Commission File No. 0-27352
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(Date of earliest event reported)


                                HYBRIDON, INC.
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            (Exact name of registrant as specified in its Charter)

            Delaware                                  04-3072298
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(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)

620 Memorial Drive, Cambridge, Massachusetts                    02139
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(Address of principal executive offices)                      (Zip Code)


                                (617) 528-7000
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             (Registrant's telephone number, including area code)














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ITEM 5. OTHER EVENTS

     On July 25, 1997, Hybridon, Inc. (the "Company") issued a press release announcing that it had elected to stop further development of its lead compound, GEM(R) 91, based on its preliminary review of the data from an open label Phase II clinical trial. In the press release, the Company also announced that it would be focusing its resources on its second generation chemistries, that its goal for the second half of 1997 is to effect a reduction in its expenditure rate on a phased basis over the balance of 1997, and that it had withdrawn its shelf registration statement filed with the SEC relating to a primary offering by the Company of up to 5,000,000 shares of its common stock. A copy of the press release has been filed with this Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

99.1 Press release dated July 25, 1997.















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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 1997                 HYBRIDON, INC.

                                     /s/ E. Andrews Grinstead, III
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                                     E. Andrews Grinstead, III
                                     Chairman, President and Chief Executive
                                     Officer







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                               INDEX TO EXHIBITS


Exhibit
  No.                Description
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 99.1                Press release dated July 25, 1997.